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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              -------------------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 9, 2001



                 ADAMS OUTDOOR ADVERTISING LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)

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
          Minnesota                                        333-3338                41-1540241
(State or other jurisdiction of                           (Commission            (IRS Employer
incorporation or organization)                             File No.)           Identification No.)

                              -------------------


                        ADAMS OUTDOOR ADVERTISING, INC.
            (Exact name of registrant as specified in its charter)


          Minnesota                                        333-3338-01             41-1540245
(State or other jurisdiction of                           (Commission            (IRS Employer
incorporation or organization)                             File No.)           Identification No.)

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                       1380 West Paces Ferry Road, N.W.
                             Suite 170, South Wing
                              Atlanta, GA  30327
                   (Address of principal executive offices)

                                (404) 233-1366
             (Registrant's telephone number, including area code)
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Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           On January 9, 2001, Adams Outdoor Advertising Limited Partnership, a Minnesota limited partnership (the "Company"), acquired the assets of PNE Media, LLC ("PNE") and Four Winds, Inc. ("Four Winds") used in the operation of the outdoor advertising business operated by PNE and Four Winds from their offices in Charleston, Orangeburg and Florence, South Carolina. The acquisition occurred pursuant to the terms of an Asset Purchase Agreement made and entered into as of January 1, 2001 by and between PNE, Four Winds and the Company (the "Asset Purchase Agreement"). Pursuant to the terms of the Asset Purchase Agreement, the assets were acquired by the Company for a purchase price of $19,000,000, subject to adjustment, payable as set forth in the Asset Purchase Agreement.

           The purchase price was determined by negotiation with the sellers and was based on an evaluation by the Company of the probable cash flow to be generated by the acquired assets, the cost of duplicating or replacing the acquired assets and other similar factors. The Company financed the purchase price and certain fees and expenses associated therewith from the proceeds of borrowings under an existing credit facility agented by the Canadian Imperial Bank of Commerce.

Item 7.    Financial Statements and Exhibits
           ---------------------------------

           (a) (4); (b) (2) It is currently impracticable to provide the required financial statements and pro forma financial information for the transaction described in Item 2 above at the time of this Report on Form 8-K. The required financial statements and pro forma financial information shall be filed under cover of a Form 8-K as soon as is practicable, but not later than 60 days of the filing of this report on Form 8-K.

           (c)    Exhibits

           Exhibit Number    Description
           --------------    -----------

                99.1 Asset Purchase Agreement dated as January 1, 2001 by and between PNE Media, LLC and Four Winds, Inc. and Adams Outdoor Limited Partnership

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                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Date:  January 18, 2001       ADAMS OUTDOOR ADVERTISING LIMITED
                              PARTNERSHIP

                              By:  Adams Outdoor Advertising, Inc., its
                                   general partner


                              By:  /s/ J. Kevin Gleason
                                   -----------------------------------------
                                   J. Kevin Gleason, Chief Executive Officer



                              ADAMS OUTDOOR ADVERTISING, INC.

                              By:  /s/ J. Kevin Gleason
                                   -----------------------------------------
                                   J. Kevin Gleason, Chief Executive Officer

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